EXHIBIT 99.2

ROWAN COMPANIES, INC.
LAND RIG FLEET AND CONTRACT STATUS
As of May 18, 2009

ONSHORE RIGS				Maximum		Contract Status
		Horsepower		Drilling			Estimated
Name	Type	Drawworks	Mud Pumps	Depth (feet)	Location	Customer	Duration	Comments

Rig 9	Diesel electric	2,000	3,200	20,000	Texas	Available		Rig is currently cold stacked.
Rig 12	SCR diesel electric	1,500	2,600	18,000	Louisiana	Midstates	June 2009
Rig 14	AC electric	3,000	3,200	35,000	Texas	Available		Prior customer will pay a reduced rate through mid November 2009.
Rig 15	AC electric	3,000	3,200	35,000	Texas	Forest Oil	July 2009
Rig 18	SCR diesel electric	2,000	4,400	25,000	Texas	Available
Rig 26	SCR diesel electric	2,000	4,800	25,000	Texas	Available
Rig 29	Mechanical	1,500	2,600	18,000	Texas	Available		Rig is currently cold stacked.
Rig 30	AC electric	2,000	2,600	20,000	Texas	BBX	October 2009
Rig 31	SCR diesel electric	3,000	4,400	35,000	Texas	Available
Rig 33	SCR diesel electric	1,500	3,200	18,000	Texas	Devon	June 2009	Rig is currently stacked at a reduced rate.
Rig 34	SCR diesel electric	2,000	4,400	25,000	Texas	Available		Rig is currently cold stacked.
Rig 35	SCR diesel electric	1,500	4,400	18,000	Texas	EnCana	May 2009
						Cabot	June 2010
Rig 51	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	March 2010
Rig 52	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	November 2009
Rig 53	SCR diesel electric	2,000	4,400	25,000	Texas	Available
Rig 54	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	October 2009
Rig 59	AC electric	2,000	3,200	25,000	Texas	Available
Rig 60	AC electric	2,000	3,200	25,000	Texas	Devon	April 2011	Rig is currently stacked at a reduced rate.
Rig 61	AC electric	2,000	3,200	25,000	Texas	EnCana	August 2009
Rig 62	AC electric	2,000	3,200	25,000	Texas	Devon	March 2011	Rig is currently stacked at a reduced rate.
Rig 63	AC electric	2,000	3,200	25,000	Texas	Available
Rig 64	AC electric	2,000	3,200	25,000	Texas	Available		Rig is currently cold stacked.
Rig 65	AC electric	2,000	3,200	25,000	Texas	Pioneer	November 2009	Rig is currently stacked at a reduced rate.
Rig 66	AC electric	2,000	3,200	25,000	Oklahoma	PetroQuest	December 2009
Rig 67	AC electric	2,000	3,200	25,000	Texas	ConocoPhillips	January 2010
Rig 68	AC electric	2,000	3,200	25,000	Alaska	Pioneer	March 2010	Rig is currently stacked at a reduced rate.
Rig 76	AC electric	2,000	3,200	25,000	Texas	EnCana	April 2011
Rig 77	AC electric	2,000	3,200	25,000	Texas	EnCana	March 2010
Rig 84	AC electric	2,000	3,200	25,000	Texas	EnCana	June 2011
Rig 85	AC electric	2,000	3,200	25,000	Texas	Common Resources	October 2010
Rig 86	AC electric	2,000	3,200	25,000	Texas	EnCana	February 2012
Rig 87	AC electric	2,000	3,200	25,000	TBD	Common Resources	June 2012	Rig is expected to begin operations at the beginning of June 2009.
TBD	AC electric	2,000	3,200	25,000	TBD	EnCana	3 Years	Currently in negotiations with EnCana to substitute existing land rigs for this contract.
TBD	AC electric	2,000	3,200	25,000	TBD	EnCana	3 Years	Currently in negotiations with EnCana to substitute existing land rigs for this contract.
TBD	AC electric	2,000	3,200	25,000	TBD	EnCana	3 Years	Currently in negotiations with EnCana to substitute existing land rigs for this contract.
TBD	AC electric	2,000	3,200	25,000	TBD	EnCana	3 Years	Currently in negotiations with EnCana to substitute existing land rigs for this contract.

Rigs 9 through 35 were constructed at various dates between 1960 and 1982, utilizing new as well as used equipment, and have since been substantially rebuilt.  Rigs 51, 52, 53 and 54 were constructed during 2001-02. Rigs 59 through 66 were completed during 2006, Rigs 67 through 77 during 2007, Rigs 84 and 85 in 2008 and Rig 86 in 2009.  All but Rig 29 are equipped with a top-drive drilling system.  Day rates range from $16,000 to $26,000. Estimated contract durations reflect either stated drilling periods expected time required for the contracted well or wells.  Estimated number of idle days during April 2009 was 306.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.  THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filiings with the U. S. Securities and Exchange Commission.